UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2021

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38875 (Commission File Number)	83-0806637 (IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL (Address of principal executive offices)	33487 (Zip Code)
Registrant’s telephone number, including area code: (877) 292-7660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2021, Greenlane Holdings, Inc. (the “Company” or “Greenlane”) issued a press release announcing certain preliminary unaudited financial data for the quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

The preliminary estimated and unaudited financial data announced by the Company on November 3, 2021 are provided below.

On a preliminary (unaudited) basis, the Company anticipates:
•Net sales of between approximately $40 million and $41 million
•GAAP Gross margin of between approximately (2)% to 0%
•Adjusted Gross margin of between approximately 19% to 21%
•Total cash balance of approximately $13 million

Margin
GAAP Gross profit	$(1) million to $0 million	(2)% to 0%
Inventory Rationalization[1]	$9 million
Adjusted Gross profit	$8 million to $9 million	19% to 21%
________

1.Represents charges relating to one-time inventory rationalization adjustments implemented in connection with the closing of the merger with KushCo Holdings, Inc. Amount is currently under review and represents management’s current estimate. The final inventory rationalization adjustment for the quarter ended September 30, 2021, has not been determined as of the date hereof and is subject to change as a result of, among other things, the completion of our financial closing procedures and the preparation of our financial statements for the quarter ended September 30, 2021. The information presented herein should not be considered a substitute for the financial information we will file with the Securities and Exchange Commission in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 once it becomes available.

Greenlane’s estimated and unaudited consolidated financial data presented above are preliminary and were prepared by management in good faith based upon internal reporting for the three months ended September 30, 2021. Although Greenlane has not identified any unusual or unique events or trends that occurred during the period which might materially affect these estimates, actual results may still be outside of the ranges provided. Greenlane’s independent registered public accounting firm, Marcum LLP, has not audited, reviewed, compiled or performed any procedures on this preliminary financial data. You should not place undue reliance on this preliminary and estimated financial information and should view this information in the context of Greenlane’s third quarter 2021 results when such results are disclosed in Greenlane’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Forward Looking Statements

Certain matters within this Current Report on Form 8-K are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements. These forward-looking statements include, among others: comments relating to the current and future performance of the Company’s business; the impacts of acquisitions and other similar transactions; and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 and the Company's other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Additional information is also set forth in Greenlane's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to Greenlane on the date hereof. Greenlane undertakes no duty to update this information unless required by law.

Adjusted Gross Margin

Adjusted gross margin is a supplemental non-GAAP financial measure, which the Company calculates as total revenues less cost of revenues, prepared in accordance with GAAP, adjusted for certain non-recurring, non-cash items to the extent such items relate to cost of revenues, including charges relating to the Company’s inventory rationalization initiatives. The Company uses adjusted gross margin as a supplemental performance measure because it believes that adjusted gross margin is beneficial to investors for purpose of measuring the Company’s operational performance, exclusive of certain non-recurring non-cash items that are not expected to be incurred in future periods. Specifically, in excluding charges relating to the Company’s inventory rationalization initiatives, which the Company does not believe are indicative of the Company’s operating performance, adjusted gross margin provides a performance measure that, when compared period-over-period, more accurately reflects the Company’s operational performance. Adjusted gross margin should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company's definition of adjusted gross margin may differ from similarly titled measures used by other companies.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release of Greenlane Holdings, Inc., dated November 3, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

_________________

*Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: November 3, 2021	By:	/s/ William Mote
William Mote
Chief Financial Officer